UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2014

Tower Group International, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bermuda Commercial Bank Building 19 Par-La-Ville Road Hamilton, HM 11, Bermuda
(Address of principal executive offices)
(441) 279-6610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 12, 2014, Tower Group International, Ltd. (“Tower”) issued a press release announcing that ACP Re, Ltd. (“ACP Re”) has received all regulatory approvals required in connection with its previously announced acquisition of Tower.  Each of ACP Re and Tower expects to close the merger on the morning of Monday, September 15, 2014.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Current Report on Form 8-K and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2013, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

The following important factors are among those that could affect the actual outcome of other future events:

  changes in Tower’s financial strength or credit ratings could impact its ability to write new business, the cost of, and its ability to obtain, capital or our ability to attract and retain brokers, agents and customers;
  further decreases in the capital and surplus of Tower’s insurance subsidiaries and their ability to meet minimum capital and surplus requirements;
  changes in Tower’s ability to raise additional capital;
  the implementation and effectiveness of Tower’s capital improvement strategy;
  Tower’s ability to continue operating as a going concern;
  changes in Tower’s ability to meet ongoing cash requirements and pay dividends;
  greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than Tower’s underwriting, reserving or investment practices anticipate based on historical experience or industry data;
  changes in the availability, cost or quality of reinsurance and failure of Tower’s reinsurers to pay claims timely or at all;
  changes in the availability, cost or quality of reinsurance or retrocessional coverage;
  decreased demand for Tower’s insurance or reinsurance products;
  increased competition on the basis of pricing, capacity, coverage terms or other factors;
  ineffectiveness or obsolescence of Tower’s business strategy due to changes in current or future market conditions;
  currently pending or future litigation or governmental proceedings;
  developments that may delay or limit Tower’s ability to enter new markets as quickly as it anticipates;
  loss of the services of any of Tower’s executive officers or other key personnel;
  changes in acceptance of Tower’s products and services, including new products and services;
  developments in the world’s financial and capital markets that could adversely affect the performance of Tower’s investments;

  the effects of acts of terrorism or war;
  changes in general economic conditions, including inflation, interest rates and other factors which could impact Tower’s performance and the performance of Tower’s investment portfolio;
  changes in accounting policies or practices;
  changes in legal theories of liability under Tower’s insurance policies;
  changes in rating agency policies or practices;
  declining demand for reinsurance due to increased retentions by cedents and other factors;
  a lack of opportunities to increase writings in Tower’s reinsurance lines of business and in specific areas of the reinsurance market;
  changes in the percentage of premiums written that Tower cedes to reinsurers;
  changes in regulations or laws applicable to Tower, its subsidiaries, brokers or customers, including regulatory limitations and restrictions on the declaration and payment of dividends and capital adequacy standards;
  the Bermudian regulatory system, and potential changes thereto;
  risks and uncertainties associated with technology, data security or outsourced services that could negatively impact Tower’s ability to conduct its business or adversely impact its reputation;
  the effects of mergers, acquisitions or divestitures;
  disruptions in Tower’s business arising from the integration of acquired businesses into Tower and the anticipation of potential or pending acquisitions or mergers; and
  any changes concerning the conditions, terms, termination, or closing of the merger with ACP Re.

Additional risk factors that may cause outcomes that differ from our expectations or projections are described in various documents filed by Tower with the Securities and Exchange Commission, such as current reports on Form 8-K, and regular reports on Forms 10-K and 10-Q, particularly in “Item 1A, Risk Factors.”

Item 9.01.	Financial Statements and Exhibits
Number	Description
99.1	Copy of press release issued by Tower International Group, Ltd. dated September 12, 2014.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group International, Ltd.
Registrant

Date:	September 12, 2014	/s/	Elliot S. Orol
Elliot S. Orol
Senior Vice President, General Counsel and Secretary